SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 21, 2004

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100 Englewood, Colorado 80112
(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

This Current Report on Form 8-K updates Management’s Discussion and Analysis of Financial Condition and the Financial Statements and Financial Statement Schedule from the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, which was originally filed on March 28, 2003. This update is due to the changes in segment reporting and related changes in revenue and related costs of revenue classifications beginning with the Company’s Form 10-Q for the quarterly period ended March 31, 2003.  There was no effect on the Company’s financial position, total revenue or net income (loss) for any of the periods presented.

This filing is required because the Company will be filing a Form S-3 to register shares of its common stock related to the Company’s acquisition of CMS Communications, Inc., as reported on Form 8-K on November 4, 2003 and amended on Form 8-K/A dated December 8, 2003. The filing of the Form S-3, requires the Company to update financial information that was previously provided in its 2002 Form 10-K, to reflect the current presentation for the above changes. The changes primarily affect the statements of operations, Management’s Discussion and Analysis of Financial Condition and Results of Operations, as related to revenue and costs of revenue, and the segment reporting footnote.  The explanation for the 2003 reporting changes are described in Notes 1 and 9 to the financial statements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

1.  The following documents are filed as part of this Current Report on Form 8-K.

(a) Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations is filed as Exhibit 99.1 to this filing and incorporated herein by this reference.

(b) Financial Statements: The following financial statements of Evolving Systems, Inc. are filed as part of this report.

                Report of Independent Accountants

                Balance Sheets as of December 31, 2002 and 2001

                Statements of Operations For the Years Ended December 31, 2002, 2001 and 2000

                Statements of Changes in Stockholders’ Equity For the Years Ended December 31, 2002, 2001 and 2000

                Statements of Cash Flows For the Years Ended December 31, 2002, 2001 and 2000

                Notes to Financial Statements

(c) Financial Statement Schedule. The following financial statement schedule for each of the years ended December 31, 2002, 2001 and 2000 is filed as part of this Current Report on Form 8-K and should be read in conjunction with the Financial Statements and the related notes thereto.

                Schedule II—Valuation and Qualifying Accounts

                Schedules other than the one listed above have been omitted since they are neither required, nor applicable or the information is otherwise included.

The Financial Statements and Financial Statement Schedule of Evolving Systems. Inc. are filed as Exhibit 99.2 to this filing and herein incorporated by this reference.

(d) Exhibits. The following exhibits are filed with this report.

ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective January 16, 2004, Barrett H. Blank’s position as Vice President of Sales & Business Development terminated.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Financial Statements and Financial Statement Schedule

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2004

Evolving Systems, Inc.

By:	/s/ Stephen K. Gartside, Jr.
Stephen K. Gartside, Jr.
Chief Executive Officer